Eaton Vance Municipals Trust II
For the Funds:

(bullet) EV Marathon Florida Insured Municipals Fund

(bullet) EV Marathon Hawaii Municipals Fund

(bullet) EV Marathon Kansas Municipals Fund

[GRAPHIC LOGO OMITTED: ARCHWAY]

Annual Shareholder Report
January 31, 1997



Table of Contents

Item                                                   Page

Year-end results, listed by state                         2

President's letter to shareholders                        3

Management Reports:

     EV Marathon Florida Insured Municipals Fund          4

     EV Marathon Hawaii Municipals Fund                   5

     EV Marathon Kansas Municipals Fund                   6

     Financial Results                                    7


[GRAPHIC OMITTED: INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT:]

Information about your mutual fund investment

Results for the year ending
January 31, 1997

                                                                                             The after-tax
                                                              Fund's           If your        equivalent
                Total return   Dividends paid    NAV per  distribution     combined Federal  distribution
                (excl. sales      by Fund       share at    rate at           & state tax    rate you would   Federal income
                  charge*)    (during period)    1/31/97    1/31/97   Maps     rate is...       need is...      tax info.*

EV Marathon
Florida
Insured
Municipals
Fund              1.1%           $0.495          $10.71      4.58%    Florida     38.44%       7.38%           98.09%

EV Marathon
Hawaii
Municipals
Fund             2.49%           $0.475           $9.73      4.88%    Hawaii      42.40%       8.40%           97.86%

EV Marathon
Kansas
Municipals
Fund              2.5%           $0.473          $10.08      4.69%    Kansas      42.05%       8.04%           98.28%


* Percentages represent the amounts of the total dividends paid by the Funds from net investment income during the year ended January 31, 1997 that have been designated as exempt-interest dividends. Tax legislation eliminated the exception to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993 at market discounts may generate a small amount of ordinary taxable income.


Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.




To Shareholders

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. At the outset of the year, the economy seemed poised for a slowdown, and the Federal Reserve appeared ready to revive growth through interest rate reductions. In January, the Fed lowered the Federal Funds Rate -- the rate banks charge each other for overnight loans and a key short-term interest rate barometer -- to 5.25%. However, it soon became apparent that the economy was stronger than anticipated and that inflation, while still at a low level, would bear further watching. Long-term bond yields climbed steadily higher, reaching their peak in mid-June.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.

We believe an investment in municipal bonds continues to represent good value for several reasons. First, the nation's economy should continue to grow at a fairly modest pace in 1997, which is favorable for bonds in general. Second, due to public demand, it is increasingly likely that Congress and the Clinton Administration will make progress toward a balanced budget. Third, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. Finally, taxes remain a burden and, for most investors, municipal bonds are the last remaining vehicle for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free current income for shareholders.

Sincerely

/S/THOMAS J. FETTER

Thomas J. Fetter
President
March 6, 1997

[PHOTO OF THOMAS J. FETTER OMITTED]

[GRAPHIC OMITTED: TAX-EXEMPT BONDS YIELD 82% OF TREASURY YIELDS]

Tax-exempt bonds yield 82%
of Treasury yields

30-yr. AAA General
Obligation (GO) Bonds*                   5.55%

Taxable equivalent
yield of investment
for couple in 36%
tax bracket                              8.67%

30-year Treasury Bond                    6.79%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.
*GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of January 31, 1997.
Past performance is no guarantee of future results.
Source: Bloomberg, L.P.


Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The contingent deferred sales charge, which the charts refer to, is deducted at redemption as follows: 5% -- 1st and 2nd years; 4% -- 3rd year; 3% -- 4th year; 2% -- 5th year; and 1% -- 6th year. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is composed principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index.



EV Marathon Florida Insured Municipals Fund

Your investment at work
Escambia County, Florida
Housing Finance Authority

[GRAPHIC OF HOUSE OMITTED]

The proceeds from these bonds are secured by first mortgages on single family residences in several counties in the state of Florida. The bond issue is part of a special program to help low income families to afford the increasing cost of buying a house. Hence, under the program, only qualified families with incomes under a certain level are eligible for loans.

The bonds are attractive for investors because of their yield, their low pre-payment risk, and their GNMA backing. The latter results in an investment-grade, AAA rating by Moody's and Standard & Poor's.

Portfolio Overview
Based on market value as of January 31, 1997

[GRAPHIC OF FLORIDA MAP OMITTED]

Number of issues                            45

Average quality                            AAA

Investment grade                           100%

Effective maturity                   17.25 yrs.

Largest sectors:

     Insured special tax                  29.4%*

     Insured water & sewer                24.6*

     Housing                              12.1

     Insured housing                       8.3*

     Insured transportation                7.8*

     Insured utilities                     5.2*

Footnote reads:
* Private insurance does not remove the interest rate risks that are associated with these investments.

The State of the State: Florida

Florida's economy benefits from several positive trends, including an increasing population, significant revenue growth, and a diversified economy with particular strength in the service and trade sectors.

Florida's population, which has increased by 11.4% since 1990, has expanded primarily due to net migration into the state. Migration accounted for 79% of population growth between 1990 and 1996, while the remaining 21% was natural growth. Florida now has the fourth largest population in the U.S., behind California, Texas, and New York, and is forecast to be the nation's third most populous by 2025.

Revenue growth increased an estimated 6.3% in 1996, and is expected to jump another 4.7% in 1997. Unemployment stood at 4.9% in November, 1996 -- its lowest level since August of 1988. Total non-farm employment in Florida increased 2.8% in the 12 months ending November 30, 1996, and almost all of this increase came from the service sector. Within this sector, business services, in which employment rose by 6.4%, accounted for fully half of the total job additions.

With the tremendous growth in Florida's economy, the pressure for improvements in infrastructure, education, and housing has mounted.
The state's low debt/personal income ratio of 3.2%, along with its well-managed state finances, should help Florida meet these challenges.

[GRAPHIC WORM CHART OMITTED]

Caption Reads:
Comparison of Change in Value Of a $10,000 Investment in Ev Marathon Florida Insured Municipals Fund (Including Sales Charge) and the
Lehman Brothers Municipal Bond Index From March 31, 1994, through
January 31, 1997

(PLOT POINTS)

   Date   Fund at NAV  Fund w/ CDSC    Index
   3/31/94  $10,000             NA   $10,000
   4/30/94  $10,403             NA   $10,085
   5/31/94  $10,561             NA   $10,172
   6/30/94  $10,456             NA   $10,113
   7/31/94  $10,696             NA   $10,295
   8/31/94  $10,666             NA   $10,331
   9/30/94  $10,471             NA   $10,180
  10/31/94  $10,194             NA    $9,999
  11/30/94   $9,975             NA    $9,818
  12/31/94  $10,319             NA   $10,034
   1/31/95  $10,710             NA   $10,321
   2/28/95  $11,120             NA   $10,621
   3/31/95  $11,172             NA   $10,743
   4/30/95  $11,167             NA   $10,756
   5/31/95  $11,441             NA   $11,099
   6/30/95  $11,190             NA   $11,002
   7/31/95  $11,259             NA   $11,106
   8/31/95  $11,336             NA   $11,247
   9/30/95  $11,404             NA   $11,318
  10/31/95  $11,634             NA   $11,483
  11/30/95  $11,940             NA   $11,673
  12/31/95  $12,128             NA   $11,785
   1/31/96  $12,143             NA   $11,874
   2/28/96  $11,981             NA   $11,794
   3/31/96  $11,751             NA   $11,644
   4/30/96  $11,710             NA   $11,610
   5/31/96  $11,711             NA   $11,606
   6/30/96  $11,828             NA   $11,733
   7/31/96  $11,937             NA   $11,839
   8/31/96  $11,915             NA   $11,836
   9/30/96  $12,121             NA   $12,001
  10/31/96  $12,188             NA   $12,137
  11/30/96  $12,383             NA   $12,359
  12/31/96  $12,294             NA   $12,307
   1/31/97  $12,282        $11,882   $12,331

INSET BOX READS:

Average                       1           Life of*
Annual Returns              Year           Fund

With CDSC                  -3.7%            6.1%

Without CDSC                1.1%            7.3%

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 3/2/94. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

From the Portfolio Manager:

"Within the market for insured bonds in Florida, our main strategy has been to diversify among the five main insurers in the state. It is important to keep this diversity in an insured fund.

There are more opportunities in Florida than in some other states to swap out of bonds and pick up new issues because the municipal market is much larger. Also, it is even easier with an insured fund because the supply of insured bonds in the primary and secondary markets is often bigger than that for uninsured bonds. This helps me to diversify the portfolio, keep call protection at a maximum, and reduce volatility by buying a combination of premium and discount bonds."

[PHOTO OMITTED: THOMAS J. FETTER]

- Thomas J. Fetter



EV Marathon Hawaii Municipals Fund

Your investment at work
Honolulu Board of Water Supply:
Water System Revenue Bonds

[GRAPHIC OF WATER SYSTEM WORKER OMITTED]

With an increasing demand for water within its Water System, the Honolulu Board of Water Supply is embarking on a capital improvement program to meet future needs. This program, scheduled to be completed in 2001, will develop new water sources, build and improve storage facilities, and construct and improve pipelines. Proceeds from this bond issue will be used to help finance these improvements.

The Water System, which the Board governs, comprises 148,417 accounts serving a population of 908,200 in a 606 square mile area. In 1995, residential customers accounted for 60.4% of total water use, while commercial users accounted for 38.5%.

Portfolio Overview
Based on market value as of January 31, 1997

[GRAPHIC MAP OF HAWAII OMITTED]

Number of issues                           39

Average quality                            AA

Investment grade                         99.3%

Effective maturity                  13.00 yrs.

Largest sectors:

     General obligations                 17.7%

     Hospitals                           13.2

     Insured general obligation          12.5*

     Insured transportation              11.9*

     Insured utilities                    8.6*

     Housing                              7.4

Footnote reads:
* Private insurance does not remove the interest rate risks that are associated with these investments.

The State of the State: Hawaii

Hawaii's economy is beginning to show some genuine signs of recovery from the recession of the early 1990's. Tourism, a principal stimulus accounting for over 23% of the state's economy, is once again on the rise. Arrivals from the U.S. mainland increased 2.5% through October, 1996 over the same period a year before, while eastbound arrivals (from Japan and other Asian nations) increased 8.0% during the same period. The military, another main economic contributor, maintains a strong presence in the state with 51,000 personnel and 54,000 dependants. Hawaii's unique strategic position has mitigated the effects of downsizing that have hurt other areas of the country, and should limit base closures in the future. While growth in personal income in 1996 has slowed somewhat, a recent survey by the Bank of Hawaii indicated that many businesses planned to increase hiring in 1997. Income levels, at 111% of the U.S. average, remain healthy.

Further signs of the state's improving economy include a healthier financial position: the state showed an estimated $70 million general fund surplus in 1996, due to increased excise tax revenues and improved spending control over the past two years.

[GRAPHIC WORM CHART OMITTED]

Caption Reads:
Comparison of Change in Value of a $10,000 Investment in Ev Marathon Hawaii Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index From March 31, 1994, through January 31, 1997

(PLOT POINTS)

Date           Fund at NAV  Fund w/ CDSC    Index
3/31/94           $10,000          NA     $10,000
4/30/94           $10,023          NA     $10,085
5/31/94           $10,101          NA     $10,172
6/30/94            $9,949          NA     $10,113
7/31/94           $10,134          NA     $10,295
8/31/94           $10,152          NA     $10,331
9/30/94            $9,968          NA     $10,180
10/31/94           $9,668          NA      $9,999
11/30/94           $9,394          NA      $9,818
12/31/94           $9,631          NA     $10,034
1/31/95            $9,926          NA     $10,321
2/28/95           $10,285          NA     $10,621
3/31/95           $10,413          NA     $10,743
4/30/95           $10,395          NA     $10,756
5/31/95           $10,689          NA     $11,099
6/30/95           $10,514          NA     $11,002
7/31/95           $10,606          NA     $11,106
8/31/95           $10,694          NA     $11,247
9/30/95           $10,785          NA     $11,318
10/31/95          $10,944          NA     $11,483
11/30/95          $11,159          NA     $11,673
12/31/95          $11,307          NA     $11,785
1/31/96           $11,389          NA     $11,874
2/28/96           $11,274          NA     $11,794
3/31/96           $11,100          NA     $11,644
4/30/96           $11,066          NA     $11,610
5/31/96           $11,029          NA     $11,606
6/30/96           $11,161          NA     $11,733
7/31/96           $11,262          NA     $11,839
8/31/96           $11,238          NA     $11,836
9/30/96           $11,404          NA     $12,001
10/31/96          $11,520          NA     $12,137
11/30/96          $11,710          NA     $12,359
12/31/96          $11,663          NA     $12,307
1/31/97           $11,662     $11,262     $12,331

INSET BOX READS:

Average                      1            Life of
Annual Returns             Year            Fund*

With CDSC                 -2.5%            3.0%

Without CDSC               2.4%            4.2%

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 3/2/94. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

From the Portfolio Manager:

"Hawaii is a very low-supply state for municipal bonds, so when I find good issues, I hold them as long as they are performing well. Where possible, I try to avoid, or get out of, par bonds and/or bonds with unattractive calls. I also look to acquire bonds with good call protection, as well as lower coupon bonds. Bonds are hard to replace in Hawaii, however, so I typically hold most of my issues to keep the Portfolio as diverse as possible.

Maintaining credit diversity is probably the most important part of managing a municipal bond portfolio. With little activity in the primary and secondary markets during the past six months, my main goal has been to stay the course, making minor adjustments where I see fit."

[PHOTO OMITTED: ROBERT B. MACINTOSH]

- Robert B. MacIntosh



EV Marathon Kansas Municipals Fund

Your investment at work
St. Luke's/Shawnee Mission
Health System, Inc.

[GRAPHIC OF CADUCEUS OMITTED]

St. Luke's/Shawnee Mission Health System, Inc. serves the greater Kansas City metropolitan area and surrounding communities with an integrated complex of hospital facilities, including St. Luke's Hospital in Kansas City, KS, and Shawnee Mission Medical Center in Merriam, KS., as well as 25 primary care physician offices and 18 other clinics and health facilities.

These bonds, which will help finance the construction and equipping of a new 75-bed community hospital in Overland Park, KS, offer shareholders several attractive features: triple-A credit quality; a 10-year call at a premium call price; and a discounted coupon, which increases potential for price appreciation.

[GRAPHIC MAP OF KANSAS OMITTED]

Portfolio Overview
Based on market value as of January 31, 1997

Number of issues                                       39

Average quality                                       AA+

Investment grade                                     100%

Effective maturity                             14.17 yrs.

Largest sectors:

     Housing                                        25.9%

     General obligation school district             17.8

     Insured hospitals                              17.6*

     Hospitals                                       5.9

     Insured general obligations-school district     4.6*

     Insured health care                             4.5*

Footnote reads:
* Private insurance does not remove the interest rate risks that are associated with these investments.

The State of the State: Kansas

The economy in Kansas experienced healthy growth in 1996. Gross State Product, a key measurement of the economy, increased 6.3% during the year. Strong sectors included aircraft manufacturing, personal services, apparel and accessories stores, food stores, and construc-tion. Average monthly unemployment declined to 4.2% in 1996 from 4.4% in 1995.

Employment in aircraft manufacturing, a key component of Kansas' economy, grew by an impressive 14.7%, as manufacturers experienced significant increases in orders. Boeing, a dominant employer in the state, consolidated its position as the industry leader with its acquisition of McDonnell Douglas Corp. and expects to add 1,000 new jobs in 1997. Raytheon, another large employer, plans to build a $9 billion facility for its Joint Primary Aircraft Training System. Learjet Corp., with the help of an $86 million industrial revenue bond issue, expects to add 300 full-time jobs in the coming year.

Kansas' state finances are conservatively managed, with ample cash reserves and a low overall debt level. Although it has the constitutional authority to issue general obligation (GO) debt, Kansas has not done so since 1919. Instead, most capital projects are financed through the Kansas Development Finance Authority (KDFA), which secures funding through a variety of dedicated revenue sources.

[GRAPHIC WORM CHART OMITTED]

Caption Reads:
Comparison of Change in Value of a $10,000 Investment in EV Marathon Kansas Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index From March 31, 1994, through January 31, 1997

(PLOT POINTS)

   Date         Fund at NAV  Fund w/ CDSC     Index
   3/31/94         $10,000             NA   $10,000
   4/30/94         $10,136             NA   $10,085
   5/31/94         $10,275             NA   $10,172
   6/30/94         $10,162             NA   $10,113
   7/31/94         $10,375             NA   $10,295
   8/31/94         $10,393             NA   $10,331
   9/30/94         $10,179             NA   $10,180
  10/31/94          $9,933             NA    $9,999
  11/30/94          $9,662             NA    $9,818
  12/31/94          $9,928             NA   $10,034
   1/31/95         $10,273             NA   $10,321
   2/28/95         $10,617             NA   $10,621
   3/31/95         $10,711             NA   $10,743
   4/30/95         $10,704             NA   $10,756
   5/31/95         $10,962             NA   $11,099
   6/30/95         $10,809             NA   $11,002
   7/31/95         $10,877             NA   $11,106
   8/31/95         $10,998             NA   $11,247
   9/30/95         $11,076             NA   $11,318
  10/31/95         $11,266             NA   $11,483
  11/30/95         $11,455             NA   $11,673
  12/31/95         $11,567             NA   $11,785
   1/31/96         $11,636             NA   $11,874
   2/28/96         $11,523             NA   $11,794
   3/31/96         $11,351             NA   $11,644
   4/30/96         $11,328             NA   $11,610
   5/31/96         $11,326             NA   $11,606
   6/30/96         $11,421             NA   $11,733
   7/31/96         $11,533             NA   $11,839
   8/31/96         $11,544             NA   $11,836
   9/30/96         $11,719             NA   $12,001
  10/31/96         $11,821             NA   $12,137
  11/30/96         $12,032             NA   $12,359
  12/31/96         $11,947             NA   $12,307
   1/31/97         $11,922        $11,522   $12,331

INSET BOX READS:

Average                       1             Life of
Annual Returns              Year             Fund*

With CDSC                  -2.4%              4.0%

Without CDSC                2.5%              5.3%

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 3/2/94. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

From the Portfolio Manager:

"I was very pleased to acquire a significant new holding in December, 1996 -- the St. Luke's/Shawnee Mission Health System. These bonds offer a combination of features which is somewhat rare in today's low-supply Kansas market: an attractive 10-year call at a premium price, and a discounted coupon, which increases the potential for price appreciation. In addition, these carry MBIA insurance, which increases their marketability and indicates sound credit.

"In general, most market activity in Kansas is 'plain vanilla.' As opportunities have presented themselves, I have managed the Fund to increase call protection and yield while limiting volatility."

[PHOTO OMITTED: NICOLE ANDERES]

- Nicole Anderes




EV Marathon Municipals Funds
Financial Statements

Statements of Assets and Liabilities
January 31, 1997

                                                                Marathon          Marathon           Marathon
                                                             Florida Insured       Hawaii             Kansas
                                                                  Fund              Fund               Fund
                                                           ------------------  ---------------    --------------
Assets:
Investment in Portfolio --
Identified cost                                               $ 20,978,835       $ 14,543,693        $ 10,310,629
Unrealized appreciation                                            798,351          1,039,114             228,417
                                                            --------------     --------------      --------------
Total investment in Portfolio, at value (Note 1A)             $ 21,777,186       $ 15,582,807        $ 10,539,046
Receivable for Fund shares sold                                         --              5,000              26,475
Receivable from the Administrator (Note 4)                              --              4,103               3,985
Deferred organization expenses (Note 1D)                             7,245              9,547               7,168
                                                            --------------     --------------      --------------
Total assets                                                  $ 21,784,431       $ 15,601,457        $ 10,576,674
                                                            --------------     --------------      --------------

Liabilities:
Dividends payable                                             $     43,871       $     33,203        $     21,839
Payable for shares redeemed                                         16,147             10,670              58,420
Payable to affiliate --
Trustee fees                                                            13                 13                  13
Accrued expenses                                                     7,787              5,833               4,433
                                                            --------------     --------------      --------------
Total liabilities                                             $     67,818       $     49,719        $     84,705
                                                            --------------     --------------      --------------
Net Assets                                                    $ 21,716,613       $ 15,551,738        $ 10,491,969
                                                            ==============     ==============      ==============

Sources of Net Assets:
Paid-in capital                                               $ 21,112,537       $ 15,323,338        $ 10,178,789
Accumulated net realized gain (loss) from Portfolio
(computed on the basis of identified cost)                        (199,535)          (789,178)             80,656
Accumulated undistributed (distributions in excess of)
net investment income                                                5,260            (21,536)              4,107
Unrealized appreciation from Portfolio
(computed on the basis of identified cost)                         798,351          1,039,114             228,417
                                                            --------------     --------------      --------------
Total                                                         $ 21,716,613       $ 15,551,738        $ 10,491,969
                                                            ==============     ==============      ==============
Shares of Beneficial Interest Outstanding                        2,027,582          1,599,149           1,041,073
                                                            ==============     ==============      ==============
Net Asset Value, Offering Price and Redemption
Price Per Share (Note 6)
(net assets (divided by) shares of beneficial interest
outstanding)                                                  $      10.71       $       9.73        $      10.08
                                                            ==============     ==============      ==============

See notes to financial statements





Statements of Operations
For the Year Ended January 31, 1997

                                                                      Marathon           Marathon        Marathon
                                                                  Florida Insured         Hawaii          Kansas
                                                                        Fund               Fund            Fund
                                                                  -----------------   --------------  --------------
Investment Income (Note 1B):
Interest income allocated from Portfolio                           $  1,149,911      $    898,407      $    634,257
Expenses allocated from Portfolio                                        (3,541)               --                --
                                                                 --------------    --------------    --------------
Net investment income from Portfolio                               $  1,146,370      $    898,407      $    634,257
                                                                 --------------    --------------    --------------

Expenses --
Compensation of Trustees not members of the
Administrator's organization                                       $         98      $        126      $        139
Distribution costs (Note 5)                                             177,312           136,169            95,428
Transfer and dividend disbursing agent fees                              11,506             9,124             6,744
Printing and postage                                                     11,107            11,819             9,130
Legal and accounting services                                             9,088             8,997             8,082
Custodian fees (Note 1F)                                                  3,499             3,000             3,220
Amortization of organization expenses (Note 1D)                           3,499             4,601             3,459
Miscellaneous                                                             5,582             4,445             3,025
                                                                 --------------    --------------    --------------
Total expenses                                                     $    221,691      $    178,281      $    129,227
                                                                 --------------    --------------    --------------

Deduct --
Allocation of expenses to the Administrator (Note 4)               $         --      $      4,103      $      3,985
Reduction of Custodian fee (Note 1F)                                      3,040               603             2,184
                                                                 --------------    --------------    --------------
Total                                                              $      3,040      $      4,706      $      6,169
                                                                 --------------    --------------    --------------
Net expenses                                                       $    218,651      $    173,575      $    123,058
                                                                 --------------    --------------    --------------
Net investment income                                              $    927,719      $    724,832      $    511,199
                                                                 --------------    --------------    --------------

Realized and Unrealized Gain (Loss) from Portfolio:
Net realized gain (loss) --
Investment  transactions (identified cost basis)                   $    102,936      $    (27,199)     $    133,037
Financial futures contracts                                            (170,186)          (58,248)          (16,762)
                                                                 --------------    --------------    --------------
Net realized gain (loss)                                           $    (67,250)     $    (85,447)     $    116,275
Change in unrealized appreciation                                      (580,040)         (283,079)         (376,548)
                                                                 --------------    --------------    --------------
Net realized and unrealized loss                                   $   (647,290)     $   (368,526)     $   (260,273)
                                                                 --------------    --------------    --------------
Net increase in net assets from operations                         $    280,429      $    356,306      $    250,926
                                                                 ==============    ==============    ==============

See notes to financial statements





Statements of Changes in Net Assets
For the Year Ended January 31, 1997

                                                                  Marathon          Marathon         Marathon
                                                               Florida Insured       Hawaii           Kansas
                                                                    Fund             Fund              Fund
                                                              -----------------  --------------  --------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                         $    927,719      $    724,832     $    511,199
Net realized gain (loss)                                           (67,250)          (85,447)         116,275
Change in unrealized appreciation                                 (580,040)         (283,079)        (376,548)
                                                            --------------    --------------   --------------
Net  increase in net assets from
operations                                                    $    280,429      $    356,306     $    250,926
                                                            --------------    --------------   --------------

Distributions to shareholders (Note 2) --
From net investment income                                    $   (917,648)     $   (724,832)    $   (504,743)
In excess of net investment income                                      --           (14,581)              --
From net realized gain                                                  --                --           (8,270)
                                                            --------------    --------------   --------------
Total distributions to shareholders                           $   (917,648)     $   (739,413)    $   (513,013)
                                                            --------------    --------------   --------------

Transactions in shares of beneficial interest (Note 3) --
Proceeds from sales of shares                                 $  6,069,588      $  1,947,078     $  1,798,659
Net asset value of shares issued to shareholders in
payment of distributions declared                                  362,763           312,044          245,745
Cost of shares redeemed                                         (2,469,758)       (1,450,253)      (2,072,541)
                                                            --------------    --------------   --------------
Increase (decrease) in net assets from Fund
share transactions                                            $  3,962,593      $    808,869     $    (28,137)
                                                            --------------    --------------   --------------
Net increase (decrease) in net assets                         $  3,325,374      $    425,762     $   (290,224)

Net Assets:
At beginning of year                                            18,391,239        15,125,976       10,782,193
                                                            --------------    --------------   --------------
At end of year                                                $ 21,716,613      $ 15,551,738     $ 10,491,969
                                                            ==============    ==============   ==============

Accumulated undistributed (distributions in excess of)
net investment income included in net assets at end
of year                                                       $      5,260      $    (21,536)    $      4,107
                                                            ==============    ==============   ==============

See notes to financial statements






Statements of Changes in Net Assets
For the Year Ended January 31, 1996

                                                                Marathon          Marathon         Marathon
                                                             Florida Insured       Hawaii           Kansas
                                                                  Fund              Fund             Fund
                                                             ------------------ --------------   --------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                       $    696,793      $    726,888      $    445,106
Net realized loss                                                (82,691)         (214,844)           (7,646)
Unrealized appreciation                                        1,212,378         1,436,383           692,765
                                                          --------------     --------------   --------------
Net increase in net assets from operations                  $  1,826,480      $  1,948,427      $  1,130,225
                                                          --------------     --------------   --------------

Distributions to shareholders (Note 2) --
From net investment income                                  $   (696,793)     $   (726,888)     $   (445,106)
In excess of net investment income                                (2,569)           (6,955)           (1,368)
                                                          --------------    --------------    --------------
Total distributions to shareholders                         $   (699,362)     $   (733,843)     $   (446,474)
                                                          --------------    --------------    --------------

Transactions in shares of beneficial interest (Note 3) --
Proceeds from sales of shares                               $  6,295,112      $  3,091,823      $  2,528,787
Net asset value of shares issued to shareholders
in payment of distributions declared                             255,846           319,268           224,871
Cost of shares redeemed                                         (882,829)       (2,100,409)         (407,934)
                                                          --------------    --------------    --------------
Increase in net assets from Fund share
transactions                                                $  5,668,129      $  1,310,682      $  2,345,724
                                                          --------------    --------------     --------------
Net increase in net assets                                  $  6,795,247      $  2,525,266      $  3,029,475

Net Assets:
At beginning of year                                          11,595,992        12,600,710         7,752,718
                                                          --------------    --------------    --------------
At end of year                                              $ 18,391,239      $ 15,125,976      $ 10,782,193
                                                          ==============    ==============    ==============

Accumulated distributions in excess of net
investment income included in net assets at end of year     $     (4,811)     $     (6,955)     $     (2,349)
                                                          ==============    ==============    ==============

See notes to financial statements





Financial Highlights

                                         Marathon Florida Insured Fund                   Marathon Hawaii Fund
                                   ---------------------------------------     ---------------------------------------
                                             Year Ended January 31,                     Year Ended January 31,
                                   ---------------------------------------     ---------------------------------------
                                        1997        1996          1995**          1997          1996         1995**
                                   ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year  $  11.090     $  10.260      $ 10.000      $  9.980      $  9.150      $ 10.000
                                   ----------    ----------    ----------    ----------    ----------    ----------

Income (loss) from operations:
Net investment income               $   0.499     $   0.512      $  0.456      $  0.466      $  0.484      $  0.434
Net realized and unrealized
gain (loss)                            (0.385)        0.832         0.304        (0.241)        0.835        (0.805)
                                   ----------    ----------    ----------    ----------    ----------    ----------
Total income (loss)
from operations                     $   0.114     $   1.344      $  0.760      $  0.225      $  1.319      $ (0.371)
                                   ----------    ----------    ----------    ----------    ----------    ----------

Less distributions:
From net investment income          $  (0.494)    $  (0.512)     $ (0.456)     $ (0.466)     $ (0.484)     $ (0.434)
In excess of net investment
income                                     --        (0.002)       (0.044)       (0.009)       (0.005)       (0.045)
                                   ----------    ----------    ----------    ----------    ----------    ----------
Total distributions                 $  (0.494)    $  (0.514)     $ (0.500)     $ (0.475)     $ (0.489)     $ (0.479)
                                   ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of year        $  10.710     $  11.090      $ 10.260      $  9.730      $  9.980      $  9.150
                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return (2)                         1.14%        13.39%         7.10%         2.40%        14.74%        (4.01%)

Ratios/Supplemental Data*:
Net assets, end of year
(000 omitted)                        $ 21,717      $ 18,391      $ 11,596      $ 15,552      $ 15,126      $ 12,601
Ratio of net expenses
to average daily net
assets (1)(3)                            1.21%         1.10%         0.75%+        1.20%         1.05%         0.87%+
Ratio of net expenses
to average daily net
assets after custodian
fee reduction (1)                        1.12%         1.00%           --          1.15%         0.98%           --
Ratio of net investment
income to average daily
net assets                               4.67%         4.76%         4.79%+        4.81%         5.03%         5.03%+

* For the period from the start of business, March 2, 1994, to January 31, 1995, and for each of the years ended
  January 31, 1996 and 1997, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the Administrator and/or Investment Adviser.  Had such actions not been taken, net investment income per share and the ratios would have been as follows:

Net investment income per share      $  0.467      $  0.470      $  0.374      $  0.426      $  0.434       $ 0.387
                                   ==========    ==========    ==========    ==========    ==========    ==========

Ratios (As a percentage of
average daily net assets):
Expenses (1)(3)                          1.51%         1.49%         1.62%+        1.61%         1.53%         1.41%+
Expenses after
custodian fee
reduction (1)                            1.42%         1.39%           --          1.56%         1.46%           --
Net investment income                    4.37%         4.37%         3.92%+        4.40%         4.51%         4.49%+

**  For the period from the start of business, March 2, 1994, to January 31, 1995.

 +  Computed on an annualized basis.

(1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.  Total return is computed on a non-annualized basis.

(3) The expense ratios for the years ended January 31, 1997 and 1996, have been adjusted to reflect a change in reporting requirements.  The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers.
    The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

See notes to financial statements


                                                                           Marathon Kansas Fund
                                                            ----------------------------------------------
                                                                           Year Ended January 31,
                                                            ----------------------------------------------
                                                                 1997            1996            1995**
                                                            ------------    ------------    ------------
Net asset value, beginning of year                             $ 10.320        $  9.560        $ 10.000
                                                             ----------      ----------      ----------
Income (loss) from operations:
Net investment income                                          $  0.479        $  0.481        $  0.435
Net realized and unrealized gain (loss)                          (0.238)          0.761          (0.393)
                                                             ----------      ----------      ----------
Total income from operations                                   $  0.241        $  1.242        $  0.042
                                                             ----------      ----------      ----------

Less distributions:
From net investment income                                     $ (0.473)       $ (0.481)       $ (0.435)
In excess of net investment income                                   --          (0.001)         (0.047)
From net realized gains                                          (0.008)             --              --
                                                             ----------      ----------      ----------
Total distributions                                            $ (0.481)       $ (0.482)       $ (0.482)
                                                             ----------      ----------      ----------

Net asset value, end of year                                   $ 10.080        $ 10.320        $  9.560
                                                             ==========      ==========        ========
Total Return (2)                                                   2.46%          13.26%           0.16%

Ratios/Supplemental Data* :
Net assets, end of year (000 omitted)                          $ 10,492        $ 10,782        $  7,753
Ratio of net expenses to average daily
net assets (1)(3)                                                  1.25%           1.20%           0.75%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (1)                       1.15%           1.08%             --
Ratio of net investment income to average daily
net assets                                                         4.77%           4.79%           4.81%+

* For the period from the start of business, March 2, 1994, to January 31, 1995, and for each of the years ended January 31, 1996 and 1997, the operating expenses of the Fund and Portfolio reflect a reduction of expenses by the Administrator and/or Investment Adviser.  Had such actions not been taken, net investment income per share and the ratios would have been as follows:

Net investment income per share                                $  0.436        $  0.442        $  0.397
                                                             ==========      ==========      ==========

Ratios (As a percentage of average daily net assets):
Expenses (1)(3)                                                    1.68%           1.59%           1.60%+
Expenses after custodian fee reduction (1)                         1.58%           1.47%             --
Net investment income                                              4.34%           4.40%           3.96%+

**  For the period from the start of business, March 2, 1994, to January 31, 1995.

 +  Computed on an annualized basis.

(1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

(3) The expense ratios for the years ended January 31, 1997 and 1996, have been adjusted to reflect a change in reporting requirements.  The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers.  The expense ratios for the period ended January 31,
    1995 have not been adjusted to reflect this change.

See notes to financial statements.




Notes to Financial Statements

(1) Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of nine non-diversified Funds, three of which are included in these financial statements. They include EV Marathon Florida Insured Municipals Fund ("Marathon Florida Insured Fund"), EV Marathon Hawaii Municipals Fund ("Marathon Hawaii Fund") and EV Marathon Kansas Municipals Fund ("Marathon Kansas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Florida Insured Fund invests its assets in the Florida Insured Municipals Portfolio, the Marathon Hawaii Fund invests its assets in the Hawaii Municipals Portfolio and the Marathon Kansas Fund invests its assets in the Kansas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Funds' proportionate interest in the net assets of that Portfolio (90.0%, 97.3%, and 89.8% at January 31, 1997 for the Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund, respectively.) The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial
Statements which are included elsewhere in this report.

B. Income - Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding
Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carry overs are as follows:

Marathon Florida Insured Fund           $72,722 January 31, 2004

Marathon Hawaii Fund                    $25,582 January 31, 2005
                                       $636,278 January 31, 2004
                                        $67,778 January 31, 2003

Additionally, at January 31, 1997, net capital losses of $134,097 for the Marathon Florida Insured Fund attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's next taxable year. Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intends to meet certain requirements of the Internal
Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. Deferred Organization Expenses - Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on a straight-line basis over five years.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Funds and Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds and Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses in the statements of operations.

G. Other - Investment transactions are accounted for on a trade-date basis.

(2) Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions from net income are paid in the form of additional shares or, at the election of the shareholder, in cash.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.




(3) Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in
Fund shares were as follows:

                                                     Marathon               Marathon              Marathon
                                                  Florida Insured            Hawaii                Kansas
                                                       Fund                   Fund                  Fund

                                                    Year Ended             Year Ended            Year Ended
                                                    January 31,            January 31,           January 31,
                                                 ----------------       --------------         --------------
                                                 1997        1996       1997      1996         1997      1996
                                               --------    --------   --------  --------     --------  --------
Sales                                           565,644     587,531    201,234   323,249      178,247   253,103
Issued to shareholders electing to receive
     payments of distributions in Fund shares    33,964      23,840     32,289    33,154       24,491    22,492
Redemptions                                    (230,160)    (83,137)  (149,829) (217,500)    (206,951)  (40,893)
                                               --------    --------   --------  --------     --------  --------
Net increase (decrease)                         369,448     528,234     83,694   138,903       (4,213)  234,702
                                               ========    ========   ========  ========     ========  ========



(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds for the year ended January 31, 1997, $4,103 and $3,985 of expenses related to the operation of the Marathon Hawaii Fund and Marathon Kansas Fund, respectively, were allocated to EVM.

Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5). Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR.

(5) Distribution Plan

Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require each of the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 0.75% of a Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus
(ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund, and accordingly, reduces the Fund's net assets. For the year ended January 31, 1997, Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund, paid $148,929, $112,929, and $80,346, respectively, to EVD representing 0.75% of average daily net assets. For the year ended January 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund were approximately $725,000, $620,000 and $416,000, respectively.

In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% of each Fund's average daily net assets based on the value of each Fund's shares sold by such persons and remaining outstanding for at least one year. For the year ended January 31, 1997, Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund paid or accrued service fees to or payable to EVD in the amount of $28,383, $23,240 and $15,082, respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

(6) Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) is imposed on any redemption of a Fund's shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $30,000, $46,000, and $49,000 of CDSC paid by shareholders for the year ended January 31, 1997 for the Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund, respectively.

(7) Investment Transactions

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended January 31, 1997 were as follows:

               Marathon Florida     Marathon            Marathon
                Insured Fund      Hawaii Fund         Kansas Fund
             ----------------  ----------------    -----------------
Increases       $6,150,738        $2,005,809          $1,844,403
Decreases        3,244,192         2,117,667           2,420,961



Independent Auditors' Report

To the Trustees and Shareholders of
Eaton Vance Municipals Trust II:

We have audited the accompanying statements of assets and liabilities of EV Marathon Florida Insured Municipals Fund, EV Marathon Hawaii Municipals Fund and EV Marathon Kansas Municipals Fund (certain of the series constituting Eaton Vance Municipals Trust II) as of January 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1997 and 1996 and the financial highlights for the years ended January 31, 1997 and 1996 and for the period from the start of business, March 2, 1994, to January 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust II at January 31, 1997, and the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                          DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 7, 1997




Florida Insured Municipals Portfolio
Portfolio of Investments - January 31, 1997

Tax-Exempt Investments - 100%

Ratings (Unaudited)
------------------  Principal
                       Amount
         Standard        (000
Moody's  & Poor's     Omitted)  Security                                             Value
------------------------------------------------------------------------------------------

                                Escrowed - 2.5%
Aaa      AAA            $500    Gainsville,  Florida
                                Utility, 8.125%,
                                10/1/14(2)                                        $633,065
                                                                               -----------

                                Housing - 12.1%
Aaa      NR             $365    Duval, Florida HFA
                                SFMR (GNMA)
                                (AMT), 6.70%, 10/1/26                             $378,618
Aaa      AAA             750    Escambia, Florida
                                HFA SFMR (GNMA)
                                (AMT), 7.00%, 4/1/28                               794,663
Aaa      NR              740    Manatee, Florida
                                HFA SFMR (GNMA)
                                (AMT), 6.875%,
                                11/1/26                                            786,716
NR       AAA           1,000    Pinellas, Florida
                                HFA SFMR (GNMA)
                                (AMT), 6.70%, 2/1/28                             1,038,360
                                                                               -----------
                                                                                $2,998,357
                                                                               -----------

                                Insured Education - 3.5%
Aaa      AAA            $500    Florida A&M
                                University (MBIA),
                                5.625%, 7/1/25                                    $494,380
Aaa      AAA             400    University of Florida
                                (MBIA), 5.50%, 7/1/23                              384,120
                                                                               -----------
                                                                                  $878,500
                                                                               -----------
                                Insured Electric Utilities - 5.2%
Aaa      AAA            $445    Citrus, Florida PCR
                                FL Power (MBIA),
                                6.35%, 2/1/22                                     $470,369
Aaa      AAA             895    Florida State Municipal
                                Power Agency -
                                Stanton II Project
                                (AMBAC), 4.50%,
                                10/1/27                                            722,023
Aaa      AAA              50    Key West, Florida
                                Utility Board Electric
                                Revenue (AMBAC),
                                6.75%, 10/1/13                                      54,710
Aaa      AAA              50    Puerto Rico Electric
                                Power Authority -
                                Stripes (FSA),
                                Variable, 7/1/02 (1)                                54,438
                                                                               -----------
                                                                                $1,301,540
                                                                               -----------

                                Insured General
                                Obligation - 3.7%
Aaa      AAA          $1,000    Massachusetts Turnpike
                                Authority Revenue
                                (FGIC), 5.125%, 1/1/23                            $916,890
                                                                               -----------

                                Insured Hospitals - 0.9%
Aaa      AAA            $200    Dade, Florida - Jackson
                                Memorial Hospital
                                (MBIA), 4.875%, 6/1/15                            $180,210
Aaa      AAA              50    Hillsborough, Florida -
                                Tampa General Hospital
                                (FSA), 6.375%, 10/1/13                              52,718
                                                                               -----------
                                                                                  $232,928
                                                                               -----------

                                Insured Housing - 8.3%
Aaa      AAA            $500    Florida HFA - Maitland
                                Club Apartments
                                (AMBAC) (AMT),
                                6.875%, 8/1/26                                    $526,780
Aaa      AAA             500    Florida HFA -
                                Spinnaker Cove
                                Apartments (AMBAC)
                                (AMT), 6.50%, 7/1/36                               512,520
Aaa      AAA           1,000    Florida HFA -
                                Mariner Club
                                Apartments (AMBAC),
                                6.375%, 9/1/36                                   1,015,900
                                                                               -----------
                                                                                $2,055,200
                                                                               -----------
                                Insured Industrial
                                Development Revenue - 2.0%
Aaa      AAA            $500    Dade Florida Resource
                                Recovery (AMBAC)
                                (AMT), 5.50%, 10/1/13                             $491,930
                                                                               -----------

                                Insured Special Tax - 29.4%
Aaa      AAA          $1,000    Bradenton, Florida
                                Special Revenue Sub
                                Lien (FGIC), 5.00%,
                                10/1/15                                           $940,370
Aaa      AAA             500    Broward, Florida
                                Professional Sports
                                Facilities (MBIA),
                                5.625%, 9/1/28                                     493,425
Aaa      AAA            $500    Dade, Florida
                                Convention Center
                                Special Tax (AMBAC),
                                5.00%, 10/1/35                                    $447,320
Aaa      AAA           1,225    Florida State Finance
                                Department -
                                Environmental
                                Preservation (MBIA),
                                4.75%, 7/1/09                                    1,152,002
Aaa      AAA           1,000    Jacksonville, Florida
                                Excise Taxes Revenue
                                (FGIC), 5.00%, 10/1/16                             931,760
Aaa      AAA           1,000    Jacksonville, Florida
                                Sales Tax River City
                                (FGIC) (AMT), 5.70%,
                                10/1/09                                          1,023,320
Aaa      AAA             745    Jacksonville, Florida
                                Sales Tax River City
                                (FGIC), 5.375%,
                                10/1/18                                            719,067
Aaa      AAA             250    Orange, Florida Tourist
                                Development Tax
                                (MBIA), 6.00%,
                                10/1/24                                            256,895
Aaa      AAA             795    St. Petersburg, Florida
                                Excise Tax (FGIC),
                                5.00%, 10/1/16                                     736,273
Aaa      AAA             340    Sunrise, Florida Public
                                Facilities Capital
                                Appreciation (MBIA),
                                0%, 10/1/15                                        119,952
Aaa      AAA             500    Tampa Florida
                                Occupational - License
                                Tax (FGIC), 5.50%,
                                10/1/27                                            482,805
                                                                               -----------
                                                                                $7,303,189
                                                                               -----------

                                Insured Transportation - 7.8%
Aaa      AAA          $1,000    Dade, Florida Seaport
                                Revenue (MBIA),
                                5.125%, 10/1/16                                   $946,580
Aaa      AAA             500    Florida State Turnpike
                                Authority (FGIC),
                                5.00%, 7/1/19                                      455,110
Aaa      AAA             500    Florida State Turnpike
                                Authority (FGIC),
                                5.50%, 7/1/21                                      487,840
Aaa      AAA              50    Greater Orlando,
                                Florida Aviation
                                Authority (FGIC)
                                (AMT), 6.375%, 10/1/21                              52,463
                                                                               -----------
                                                                                $1,941,993
                                                                               -----------
                                Insured Water & Sewer - 24.6%

Aaa      AAA            $130    Charlotte, Florida
                                Utility Revenue
                                (FGIC), 5.625%,
                                10/1/21                                           $128,621
Aaa      AAA              75    Cocoa, Florida
                                Water & Sewer
                                (AMBAC), 5.00%,
                                10/1/23 (2)                                         67,228
Aaa      AAA             750    Dade, Florida
                                Water & Sewer System
                                (FGIC), 5.50%, 10/1/25                             726,300
Aaa      AAA             325    Dade, Florida
                                Water & Sewer System
                                (FGIC), 5.375%,
                                10/1/16                                            317,648
Aaa      AAA             735    Enterprise, Florida
                                Community District
                                Water & Sewer
                                (MBIA), 6.125%, 5/1/24                             758,424
Aaa      AAA           1,000    Jacksonville, Florida
                                Water & Sewer
                                (AMBAC), 6.35%,
                                8/1/25                                           1,050,430
Aaa      AAA           1,000    Lee, Florida Utility -
                                Bonita Springs Project
                                (MBIA) (AMT), 6.05%,
                                11/1/20                                          1,021,690
Aaa      AAA              70    North Port, Florida
                                Utility (FGIC), 6.25%,
                                10/1/17                                             73,443
Aaa      AAA             500    North Port, Florida
                                Utility (FGIC), 6.25%,
                                10/1/22                                            523,635
Aaa      AAA             155    Sanford, Florida
                                Water & Sewer
                                (AMBAC), 4.50%,
                                10/1/21                                            127,934
Aaa      AAA             400    Titisville, Florida
                                Water & Sewer
                                (MBIA), 6.00%, 10/1/24                             411,032
Aaa      AAA           1,000    Vero Beach, Florida
                                Water & Sewer
                                (FGIC), 5.00%, 12/1/21                             899,580
                                                                               -----------
                                                                                $6,105,965
                                                                              -----------
Total Tax-Exempt Investments
 (Identified cost, $23,841,427)                                                $24,859,557
                                                                               -----------

(1) Security has been issued as an inverse floater bond.

(2) Security has been segregated to cover margin requirements for open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Florida municipalities.  The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality.  In order to reduce the risk associated with such economic developments, at January 31, 1997, 85.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.  At January 31, 1997, the Portfolio's insured securities by financial institution are as follows:

                                                            % of
                                   Market Value     Market Value
                                  -------------     ------------
American Municipal Bond
Assurance Corp. (AMBAC)             $ 5,016,775        20.2%
Financial Guaranty Assurance
Assoc. (FGIC)                         9,415,126        37.9
Financial Security
Assurance (FSA)                         107,156         0.4
Municipal Bond Insurance
Assoc. (MBIA)                         6,689,079        26.9
                                    -----------        ----
Total                               $21,228,136        85.4%
                                    ===========        ====

See notes to financial statements





Hawaii Municipals Portfolio
Portfolio of Investments - January 31, 1997

Tax-Exempt Investments - 100%

Ratings (Unaudited)
------------------   Principal
                        Amount
         Standard         (000
Moody's  & Poor's     Omitted)     Security                                  Value
----------------------------------------------------------------------------------

                                   General Obligations - 17.7%
Aa       AA               $140     State of Hawaii, 5.75%,
                                   1/1/11                                 $146,632
Aa       AA              1,000     State of Hawaii, 5.25%,
                                   6/1/13                                  975,830
Aa       AA                750     City and County of
                                   Honolulu, Hawaii,
                                   4.75%, 9/1/17                           663,863
NR       BBB               590     Government of Guam,
                                   5.375%, 11/15/13                        548,612
Baa1     A                 500     Puerto Rico Public
                                   Buildings Authority,
                                   Public Education and
                                   Health Facilities,
                                   5.50%, 7/1/21                           474,580
                                                                      ------------
                                                                        $2,809,517
                                                                      ------------

                                   Hospitals - 13.2%
Aa3      AA               $400     State of Hawaii
                                   Department of Budget
                                   and Finance,
                                   Kaiser Permanente,
                                   6.25%, 3/1/21                          $411,667
A        A                 625     State of Hawaii
                                   Department of Budget
                                   and Finance,
                                   Kapiolani Health
                                   System, 6.00%, 7/1/19                   626,394
Aa3      AA                800     State of Hawaii
                                   Department of Budget
                                   and Finance, Queens
                                   Health System, 5.75%,
                                   7/1/26                                  788,232
NR       AAA               250     Puerto Rico Industrial,
                                   Tourist, Educational,
                                   Medical and
                                   Environmental Control
                                   Authority, Doctor Pila
                                   Hospital Project, (FHA),
                                   6.25%, 8/1/32                           262,218
                                                                      ------------
                                                                        $2,088,511
                                                                      ------------
                                   Housing - 7.4%
Aa       A              $1,000     State of Hawaii
                                   Housing Finance and
                                   Development SFMB,
                                   5.90%, 7/1/27 (2)                      $999,940
Aa       A                 175     State of Hawaii
                                   Housing Finance and
                                   Development SFMB,
                                   (AMT), 6.00%, 7/1/26                    173,556
                                                                      ------------
                                                                        $1,173,496
                                                                      ------------

                                   Industrial Development/Pollution
                                   Control - 5.3%
A1       AA-              $550     Puerto Rico Industrial,
                                   Tourist, Educational,
                                   Medical and
                                   Environmental Control
                                   Authority, Upjohn
                                   Company Project,
                                   7.50%, 12/1/23                         $597,008
Baa3     BB+                50     Puerto Rico Port
                                   Authority, American
                                   Airlines, (AMT),
                                   6.25%, 6/1/26                            51,348
Baa3     BB+               180     Puerto Rico Port
                                   Authority, American
                                   Airlines, (AMT),
                                   6.30%, 6/1/23                           183,848
                                                                      ------------
                                                                          $832,204
                                                                      ------------

                                   Insured Education - 6.4%
Aaa      AAA              $500     University of Hawaii
                                   Board of Regents,
                                   University System,
                                   (AMBAC), 5.65%,
                                   10/1/12                                $506,625
Aaa      AAA               500     Hawaii State Housing
                                   Development
                                   Corporation,
                                   University of Hawaii,
                                   (AMBAC), 5.65%,
                                   10/1/16                                 500,550
                                                                      ------------
                                                                        $1,007,175
                                                                      ------------

                                   Insured General
                                   Obligations - 12.5%
Aaa      AAA              $700     County of Hawaii,
                                   Hawaii, (FGIC), 5.55%,
                                   5/1/10                                 $721,357
Aaa      AAA               305     County of Kauai,
                                   Hawaii, (MBIA), 5.90%,
                                   2/1/14                                  313,503
Aaa      AAA               250     County of Maui, Hawaii,
                                   (FGIC), 5.75%, 1/1/13                   253,170
Aaa      AAA               250     County of Maui, Hawaii,
                                   (FGIC), 5.125%,
                                   12/15/13                                240,693
Aaa      AAA               500     Commonwealth of
                                   Puerto Rico, (MBIA),
                                   5.00%, 7/1/21                           455,670
                                                                      ------------
                                                                        $1,984,393
                                                                      ------------

                                   Insured Hospitals - 1.3%
Aaa      AAA              $100     State of Hawaii
                                   Department of Budget
                                   and Finance Queen's
                                   Medical Center, (FGIC),
                                   6.50%, 7/1/12                          $103,609
Aaa      AAA               100     State of Hawaii
                                   Department of Budget
                                   and Finance St. Francis
                                   Medical Centers,
                                   (CGIC), 6.50%, 7/1/22                   107,161
                                                                      ------------
                                                                          $210,770
                                                                      ------------

                                   Insured Housing - 3.4%
Aaa      AAA              $495     Honolulu Hawaii City
                                   & County Mortgage
                                   Revenue Bonds, Smith
                                   Beretania Project,
                                   (MBIA), 7.80%, 7/1/24                  $532,407
                                                                      ------------
                                   Insured Transportation - 11.9%
Aaa      AAA              $500     State of Hawaii Airports
                                   System, (AMT), (FGIC),
                                   7.50%, 7/1/20                          $548,140
Aaa      AAA               100     State of Hawaii Airports
                                   System, (AMT), (MBIA),
                                   6.90%, 7/1/12                           114,656
Aaa      AAA               245     State of Hawaii Airports
                                   System, (AMT), (MBIA),
                                   7.00%, 7/1/18                           268,694
Aaa      AAA               250     State of Hawaii Harbor
                                   Revenue, (AMT),
                                   (MBIA), 7.00%, 7/1/17                   270,188
Aaa      AAA               650     State of Hawaii Harbor
                                   Revenue, (AMT),
                                   (FGIC), 6.375%, 7/1/24                  681,350
                                                                      ------------
                                                                        $1,883,028
                                                                      ------------

                                   Insured Utilities - 8.6%
Aaa      AAA              $500     State of Hawaii
                                   Department of Budget
                                   and Finance, Hawaii
                                   Electric Company, Inc.,
                                   (AMT), (MBIA), 6.60%,
                                   1/1/25                                 $539,645
Aaa      AAA               500     State of Hawaii
                                   Department of Budget
                                   and Finance, Hawaii
                                   Electric Company, Inc.,
                                   (AMT), (MBIA), 6.20%,
                                   5/1/26                                  517,345
Aaa      AAA               200     State of Hawaii
                                   Department of Budget
                                   and Finance, Hawaii
                                   Electric Company, Inc.,
                                   (MBIA), 5.875%,
                                   12/1/26                                 198,588
Aaa      AAA               100     Puerto Rico Electric
                                   Power Authority
                                   Stripes, (FSA),
                                   Variable, 7/1/03 (1)                    110,375
                                                                      ------------
                                                                        $1,365,953
                                                                      ------------
                                   Special Tax - 2.9%
Baa1     A                $250     Puerto Rico Highway
                                   and Transportation
                                   Authority, 5.50%,
                                   7/1/36                                 $239,345
Baa1     A                 125     Puerto Rico Highway
                                   and Transportation
                                   Authority, 5.00%,
                                   7/1/22                                  110,350
NR       NR                100     Virgin Islands Public
                                   Finance Authority,
                                   7.25%, 10/1/18                          106,628
                                                                      ------------
                                                                          $456,323
                                                                      ------------
                                   Transportation - 5.6%
Aa       AA               $715     State of Hawaii Highway
                                   Revenue, 5.00%,
                                   7/1/12                                 $684,934
NR       BBB               200     Guam Airport Authority,
                                   (AMT), 6.70%, 10/1/23                   206,266
                                                                      ------------
                                                                          $891,200
                                                                      ------------

                                   Water and Sewer - 3.8%
Aa       AA               $600     Honolulu City and
                                   County Water Supply
                                   System, 5.80%, 7/1/16                  $607,212
                                                                      ------------
Total Tax-Exempt Investments
 (Identified cost, $14,793,835)                                       $ 15,842,189
                                                                      ------------

----------------------------------------------------------------------------------
Put Options on Financial Futures Contracts - 0%
----------------------------------------------------------------------------------
               Contracts
----------------------------------------------------------------------------------
                  10              30 year U.S. Treasury
                                  Bond, American,
                                  Expiration 2/22/97,
                                  Strike Price $108
                                  (identified
                                  cost, $4,896)                       $      1,719
                                                                      ------------
Total Investments
(Identified cost, $14,798,731)                                        $ 15,843,908
                                                                      ============

(1) Security has been issued as an inverse floater bond.

(2) Security has been segregated to cover margin requirements for open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Hawaii municipalities.
The ability of the issuers of the debt securities to meet their obligations may be affected economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997,
44.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage by financial institution ranged from 0.7% to 20.3% of total investments.

See notes to financial statements





Kansas Municipals Portfolio
Portfolio of Investments - January 31, 1997

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------Principal
                      Amount
         Standard       (000
Moody's  & Poor's   Omitted)     Security                                             Value
--------------------------------------------------------------------------------------------

                                 General Obligation Local - 2.5%
Aa1      NR             $300     City of Leawood,
                                 5.00%, 9/1/15                                     $285,513
                                                                                -----------

                                 General Obligation
                                 School District - 17.8%
Aa       NR             $400     Douglas County,
                                 (Lawrence), USD No.
                                 497, 6.00%, 9/1/15                                $414,360
Aa       AA              300     Johnson Co. KS USD
                                 #229, 5.00%, 10/1/14                               285,603
Aa       AA              890     Johnson Co. KS USD
                                 #229, 5.00%, 10/1/16                               834,322
Aa1      AA              500     Johnson Co. KS USD
                                 #512, 5.125%, 10/1/16                              475,005
                                                                                -----------
                                                                                 $2,009,290
                                                                                -----------
                                 General  Obligation
                                 Territory - 2.0%
Baa1     A              $250     Puerto Rico Aqueduct
                                 & Sewer Authority,
                                 Revenue Bonds,
                                 5.00%, 7/1/19                                     $226,382
                                                                                -----------
                                 Hospitals - 5.9%
A3       NR             $250     City of Lawrence,
                                 (Lawrence Memorial),
                                 Hospital Revenue
                                 Bonds, 6.20%, 7/1/19                              $255,265
Aa3      AA              455     Shawnee County,
                                 (Sisters of Charity),
                                 Revenue Bonds,
                                 5.00%, 12/1/23                                     412,903
                                                                                -----------
                                                                                   $668,168
                                                                                -----------
                                 Housing - 25.9%
NR       AAA            $230     City of Kansas City,
                                 Multifamily Housing
                                 Revenue Bonds
                                 (MFHRB), (FHA
                                 Insured-Rainbow
                                 Towers), 6.70%, 7/1/23                            $234,724
NR       AAA             405     City of Kansas City,
                                 SFH (GNMA), 7.00%,
                                 12/1/11                                            419,932
Aaa      NR               85     City of Kansas City,
                                 SFH (GNMA), 5.30%,
                                 5/1/07                                              84,357
Aaa      NR               85     City of Kansas City,
                                 SFH (GNMA), 5.30%,
                                 11/1/07                                            $84,334
Aaa      NR              200     City of Kansas City,
                                 SFH (GNMA), 5.90%,
                                 11/1/27                                            198,018
NR       AAA             225     City of Olathe, Kansas,
                                 SFH (AMT),(GNMA),
                                 7.60%, 3/1/07                                      235,620
NR       AAA             250     City of Olathe, Kansas,
                                 MFHRB (FNMA)
                                 (Deerfield Apartments),
                                 6.45%, 6/1/19                                      257,205
Aaa      NR              200     Cities of Olathe and of
                                 Labette, Collateralized
                                 Single Family Mortgage
                                 Revenue Bonds,
                                 (CSFMRB) (GNMA),
                                 8.10%, 8/1/23                                      222,108
Aa       NR              100     Kansas Development
                                 Authority SFH
                                 FHA, (Martin
                                 Creek), 6.60%, 08/1/34                             102,177
Aaa      NR               45     Sedgwick County SFH,
                                 (GNMA), Ser 94 B
                                 8.20%, 05/1/14                                      49,841
Aaa      NR              235     Sedgwick and Shawnee
                                 Counties, CSFMRB
                                 (GNMA), 7.75%,
                                 11/1/24                                            265,421
Aaa      NR              455     Sedgwick and Shawnee
                                 Counties, CSFMRB
                                 (GNMA), 8.00%, 5/1/25                              504,181
NR       AA              250     Puerto Rico Housing
                                 Finance Corporation,
                                 MFMRB 7.50%,
                                 4/1/22                                             263,895
                                                                                -----------
                                                                                 $2,921,813
                                                                                -----------
                                 Industrial Development
                                 Revenue - 2.6%
A2       NR             $100     Puerto Rico I.M.E.
                                 (American Home
                                 Products), 5.10%,
                                 12/1/18                                            $91,560

Baa3     BB+            $200     Puerto Rico Port
                                 Authority, (American
                                 Airlines), 6.30%, 6/1/23                           204,276
                                                                                -----------
                                                                                   $295,836
                                                                                -----------
                                 Insured Health Care - 4.5%
Aaa      AAA            $500     Kansas Dev. Finance
                                 Auth., Health Facilities,
                                 (Stormont-Vail), (MBIA),
                                 5.80%, 11/15/11                                   $513,745
                                                                                -----------
                                 Insured Housing - 4.0%
Aaa      AAA            $215     Sedgwick County
                                 Mortgage Lein Ser 89 A,
                                 (GNMA), (MBIA),
                                 7.50%, 12/1/09                                    $227,614
Aaa      AAA             115     Sedgwick County
                                 Mortgage Lein Ser 89 A,
                                 (GNMA), (MBIA),
                                 7.50%, 12/1/10 (2)                                 121,618
Aaa      AAA             100     Puerto Rico Housing
                                 Finance Corp.,
                                 MFHRB, (AMBAC),
                                 7.50%, 10/1/11                                     104,636
                                                                                -----------
                                                                                   $453,868
                                                                                -----------
                                 Insured Utilities - 4.3%
Aaa      AAA            $345     City of Burlington,
                                 PCR, (Kansas Gas &
                                 Electric Co.) (MBIA),
                                 7.00%, 06/1/31 (2)                                $380,180
Aaa      AAA             100     Puerto Rico Electric
                                 Power Authority, Power
                                 Revenue Bonds, (FSA),
                                 Residual Interest Bonds,
                                 Variable 7/1/02 (1)                                108,875
                                                                                -----------
                                                                                   $489,055
                                                                                -----------
                                 Insured General
                                 Obligations - 3.3%
Aaa      AAA            $150     City of Garnett,
                                 Combined Utility
                                 Revenue Bonds,
                                 (MBIA),
                                 6.00%, 10/1/17                                    $153,831
Aaa      AAA             200     City of Kansas City,
                                 Utility System Revenue
                                 Bonds, (FGIC),
                                 6.375%, 9/1/23                                     213,580
                                                                                -----------
                                                                                   $367,411
                                                                                -----------

                                 Insured General Obligations
                                 School District - 4.6%
Aaa      AAA            $250     Sedgwick County, USD
                                 No. 267, (AMBAC),
                                 6.15%, 11/1/09                                    $269,507
Aaa      AAA             230     Sedgwick County, USD
                                 No. 267, (AMBAC),
                                 6.15%, 11/1/10                                     246,268
                                                                                -----------
                                                                                   $515,775
                                                                                -----------
                                 Insured Hospitals - 17.6%
Aaa      AAA          $1,000     Kansas Dev. Finance
                                 Authority, Health Facilities
                                 Revenue Bonds, (HFRB)
                                 (St. Lukes / Shawnee
                                 Mission), (MBIA),
                                 5.375%, 11/15/26                                  $959,800
Aaa      AAA             200     City of Olathe, HFRB
                                 (Evangelical Lutheran
                                 Good Samaritan Society)
                                 (AMBAC), 6.00%,
                                 5/1/19                                             203,456
Aaa      AAA             895     Shawnee County,
                                 HFRB (Menninger
                                 Foundation) (FSA),
                                 5.00%, 8/15/16                                     823,203
                                                                                -----------
                                                                                 $1,986,459
                                                                                -----------

                                 Transportation - 3.6%
NR       BBB            $100     Guam Airport Authority
                                 General Revenue Bonds,
                                 6.50%, 10/1/23                                    $102,482
NR       BBB             300     Guam Airport Authority
                                 General Revenue Bonds,
                                 (AMT), 6.70%,
                                 10/1/23                                            309,399
                                                                                -----------
                                                                                   $411,881
                                                                                -----------

                                 Utility - 1.4%
NR       BBB            $150     Guam Power Authority
                                 Revenue Bonds, 6.625%,
                                 10/1/14                                           $155,838
                                                                                -----------

                                 Total Tax-Exempt Investments                   $11,301,034
                                 (identified cost $11,067,069)                  ===========

(1) Security has been issued as an inverse floater bond.

(2) Security has been segregated to cover margin requirements for open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997, 38.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.9% to 20.9% of total investments.

See notes to financial statements




Municipals Portfolios
Financial Statements



Statements of Assets and Liabilities

January 31, 1997
                                           Florida Insured        Hawaii           Kansas
                                              Portfolio         Portfolio         Portfolio
                                            -----------        -----------       -----------
Assets:
Investments --
Identified cost                             $23,841,427        $14,798,731       $11,067,069
Unrealized appreciation                       1,018,130          1,045,177           233,965
                                            -----------        -----------       -----------
Total investments, at value (Note 1A)       $24,859,557        $15,843,908       $11,301,034
Cash                                                858                908           185,908
Receivable from the Investment
Adviser (Note 2)                                 28,072             35,083            28,114
Interest receivable                             430,064            157,824           222,930
Deferred organization expenses (Note 1D)          5,048              4,619             4,564
                                            -----------        -----------       -----------
Total assets                                $25,323,599        $16,042,342       $11,742,550
                                            -----------        -----------       -----------

Liabilities:
Payable for investments purchased           $   922,208         $       --        $       --
Payable for daily variation margin on
open financial futures contracts
(Note 1E)                                         8,744             11,375             3,132
Demand note payable (Note 5)                    186,000             13,000                --
Payable to affiliate --
Trustee fees                                         13                 13                13
Accrued expenses                                  2,775              4,029             3,685
                                            -----------        -----------       -----------
Total liabilities                           $ 1,119,740        $    28,417       $     6,830
                                            -----------        -----------       -----------
Net Assets  applicable to investors'
interest in Portfolio                       $24,203,859        $16,013,925       $11,735,720
                                            ===========        ===========       ===========
Sources of Net Assets:
Net proceeds from capital contributions
and withdrawals                             $23,194,473        $14,948,327       $11,495,966
Unrealized appreciation of investments
and financial futures contracts
(computed on the basis of
identified cost)                              1,009,386          1,065,598           239,754
                                            -----------        -----------       -----------
Total                                       $24,203,859        $16,013,925       $11,735,720
                                            ===========        ===========       ===========

See notes to financial statements






Statements of Operations

For the Year Ended January 31, 1997
                                        Florida Insured            Hawaii           Kansas
                                              Portfolio          Portfolio         Portfolio
                                            -----------         -----------       -----------
Investment Income:
Interest income                              $1,332,951          $ 924,536         $ 696,638
                                             ----------          ---------         ---------
Expenses --
Investment adviser fee (Note 2)              $   41,276          $  24,762         $  18,746
Compensation of Trustees not members of
the Investment Adviser's organization               139                139               139
Legal and accounting services                    18,615             18,597            15,466
Custodian fees (Note 1H)                         17,879             13,062            11,584
Bond pricing                                      5,427              5,684             6,591
Amortization of organization expenses
(Note 1D)                                         2,430              2,221             2,196
Miscellaneous                                     4,919              2,169             1,534
                                             ----------          ---------         ---------
Total expenses                               $   90,685          $  66,634         $  56,256
                                             ----------          ---------         ---------
Deduct --
Reduction of investment adviser fee
(Note 2)                                     $   41,276          $  24,762         $  18,746
Allocation of expenses to the investment
adviser (Note 2)                                 28,072             35,083            28,114
Reduction of custodian fee (Note 1H)             17,461              6,789             9,396
                                             ----------          ---------         ---------
Total                                        $   86,809          $  66,634         $  56,256
                                             ----------          ---------         ---------
Net expenses                                 $    3,876          $      --         $      --
                                             ----------          ---------         ---------
Net investment income                        $1,329,075          $ 924,536         $ 696,638
                                             ----------          ---------         ---------
Realized and Unrealized Gain (Loss):
Net realized gain (loss) --
Investment transactions (identified
cost basis)                                  $  135,300          $ (28,255)        $ 135,431
Financial futures contracts                    (201,480)           (59,990)          (18,658)
                                             ----------          ---------         ---------
Net realized gain (loss)                     $  (66,180)         $ (88,245)        $ 116,773
                                             ----------          ---------         ---------
Change in unrealized appreciation
(depreciation) --
Investments                                  $ (657,383)         $(310,319)        $(405,198)
Financial futures contracts                      (8,744)            20,422             6,615
                                             ----------          ---------         ---------
Net unrealized depreciation                  $ (666,127)         $(289,897)        $(398,583)
                                             ----------          ---------         ---------
Net realized and unrealized loss             $ (732,307)         $(378,142)        $(281,810)
                                             ----------          ---------         ---------
Net increase in net assets from operations   $  596,768          $ 546,394         $ 414,828
                                             ==========          =========         =========

See notes to financial statements





Statements of Changes in Net Assets

For the Year Ended January 31, 1997
                                         Florida Insured            Hawaii             Kansas
                                               Portfolio          Portfolio           Portfolio
                                             -----------         -----------         -----------

Increase (Decrease) in Net Assets:
From operations --
Net investment income                        $ 1,329,075         $   924,536         $   696,638
Net realized gain (loss)                         (66,180)            (88,245)            116,773
Change in unrealized appreciation               (666,127)           (289,897)           (398,583)
                                             -----------         -----------         -----------
Net increase in net assets from operations   $   596,768         $   546,394         $   414,828
                                             -----------         -----------         -----------
Capital transactions --
Contributions                                $ 7,574,982         $ 2,082,938         $ 2,234,921
Withdrawals                                   (5,383,691)         (2,193,484)         (2,522,670)
                                             -----------         -----------         -----------
Increase (decrease) in net assets
resulting from capital transactions          $ 2,191,291         $  (110,546)        $  (287,749)
                                             -----------         -----------         -----------
Total increase in net assets                 $ 2,788,059         $   435,848         $   127,079
Net Assets:
At beginning of year                          21,415,800          15,578,077          11,608,641
                                             -----------         -----------         -----------
At end of year                               $24,203,859         $16,013,925         $11,735,720
                                             ===========         ===========         ===========


For the Year Ended January 31, 1996
                                         Florida Insured            Hawaii             Kansas
                                               Portfolio          Portfolio           Portfolio
                                             -----------         -----------         -----------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                        $ 1,016,847         $   890,336         $   590,562
Net realized loss                                (93,236)           (221,382)            (12,613)
Change in unrealized appreciation              1,447,272           1,475,473             756,065
                                             -----------         -----------         -----------
Net increase in net assets from operations   $ 2,370,883         $ 2,144,427         $ 1,334,014
                                             -----------         -----------         -----------
Capital transactions --
Contributions                                $ 7,413,811         $ 3,305,491         $ 3,013,009
Withdrawals                                   (2,768,845)         (2,736,380)         (1,044,410)
                                             -----------         -----------         -----------
Increase in net assets resulting
from capital transactions                    $ 4,644,966         $   569,111         $ 1,968,599
                                             -----------         -----------         -----------
Total increase in net assets                 $ 7,015,849         $ 2,713,538         $ 3,302,613
Net Assets:
At beginning of year                          14,399,951          12,864,539           8,306,028
                                             -----------         -----------         -----------
At end of year                               $21,415,800         $15,578,077         $11,608,641
                                             ===========         ===========         ===========

See notes to financial statements





Supplementary Data

                                                               Florida Insured Portfolio             Hawaii Portfolio
                                                            ------------------------------    --------------------------------
                                                                 Year Ended January 31,            Year Ended January 31,
                                                            ------------------------------    --------------------------------
                                                              1997       1996       1995*       1997         1996       1995*
                                                            --------   --------   --------    --------     --------   --------
Ratios (As a percentage of average daily net assets):**
Net expenses (1)                                             0.09%       0.07%      0.01%+      0.04%       0.06%       0.06%+
Expenses after custodian fee reduction                       0.02%       0.00%        --        0.00%       0.00%         --
Net investment income                                        5.76%       5.82%      5.73%+      5.96%       6.01%       6.03%+

Portfolio Turnover                                             36%         32%        33%         21%         19%         66%

**The operating expenses of the Portfolios reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses (1)                                                 0.39%       0.39%      0.41%+      0.43%       0.41%       0.38%+
Expenses after custodian fee reduction                       0.32%       0.32%        --        0.39%       0.35%         --
Net investment income                                        5.46%       5.50%      5.33%+      5.57%       5.66%       5.70%+

 +  Annualized.

 *  For the period from the start of business, March 2, 1994, to January 31, 1995.

(1) The expense ratios for the years ended January 31, 1997 and 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase their expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                                                                                                        Kansas Portfolio
                                                                                              ---------------------------------
                                                                                                     Year Ended January 31,
                                                                                              ---------------------------------
                                                                                                1997         1996        1995*
                                                                                              --------     --------    --------
Ratios (As a percentage of average daily net assets):**
Net expenses (1)                                                                                0.08%       0.09%       0.01%+
Expenses after custodian fee reduction                                                          0.00%       0.00%         --
Net investment income                                                                           5.91%       5.93%       5.68%+
Portfolio Turnover                                                                                49%         21%         12%

**The operating expenses of the Portfolio reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Net expenses (1)                                                                                0.48%       0.50%       0.43%+
Expenses after custodian fee reduction                                                          0.40%       0.41%         --
Net investment income                                                                           5.51%       5.52%       5.26%+

 +  Annualized.

 *  For the period from the start of business, March 2, 1994, to January 31, 1995.

(1) The expense ratios for the years ended January 31, 1996 and 1997 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase their expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

See notes to financial statements




Notes to Financial Statements

(1) Significant Accounting Policies

Florida Insured Municipals Portfolio ("Florida Insured Portfolio"), Hawaii Municipals Portfolio ("Hawaii Portfolio") and Kansas Municipals Portfolio ("Kansas Portfolio"), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992 for the Hawaii Portfolio and October 25, 1993 for the Florida Insured Portfolio and Kansas Portfolio. The Declarations of Trust permit the Trustees to issue interest in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over the counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Income Taxes - The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investor. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. Deferred Organization Expenses - Costs incurred by a Portfolio in connection with its organization are being amortized on a straight-line basis over five years.

E. Financial Futures Contracts - Upon the entering of financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in a financial futures contract is designed only to hedge against anticipated futures changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. Options on Financial Futures Contracts - Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G. When-issued and Delayed Delivery Transactions - The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

H. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of expenses in the statements of operations.

I. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Other - Investment transactions are accounted for on a trade-date basis.


(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research
(BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended January 31, 1997, each Portfolio incurred advisory fees as follows:

                     Amount      Effective Rate*
                   ----------    --------------
Florida Insured     $41,276           0.18%
Hawaii               24,762           0.16%
Kansas               18,746           0.16%

* as a percentage of average daily net assets

To enhance the net income of the Florida Insured Portfolio, Hawaii Portfolio and Kansas Portfolio, BMR made a reduction of its fee in the amount of $41,276, $24,762, and $18,746, respectively, and $28,072,
$35,083 and $28,114, respectively, of expenses related to the operation of the Portfolios were allocated to BMR. Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 1997, no significant amounts have been deferred.

(3) Investments

Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended January 31, 1997 were as follows:

                        Florida          Hawaii         Kansas
                   Insured Portfolio   Portfolio      Portfolio
                    --------------    ------------   ------------
Purchases             $13,217,658     $3,937,228     $6,008,107
Sales                   8,158,981      3,202,989      5,675,976

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at January 31, 1997, as computed on a federal income tax basis, are as follows:


                   Florida          Hawaii        Kansas
                 Insured Portfolio     Portfolio      Portfolio
                  --------------     -------------  -------------
Aggregate cost     $ 23,841,427      $  14,798,731  $  11,067,069
                   ============      =============  =============
Gross unrealized
appreciation       $  1,067,357      $   1,056,008   $    290,709
Gross unrealized
depreciation             49,227             10,831         56,744
                   ------------      -------------  -------------
Net unrealized
appreciation       $  1,018,130       $  1,045,177   $    233,965
                   ============      =============  =============



(5) Line of Credit

The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit with a bank. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the banks' adjusted certificate of deposit rate, a Eurodollar rate or federal funds effective rate.

In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 1997, the Florida Insured Portfolio and the Hawaii Portfolio had a balance outstanding pursuant to this line of credit of $186,000 and $13,000, respectively. The Florida Insured Portfolio, Hawaii Portfolio, and Kansas Portfolio did not have any significant borrowings or allocated fees during the year ended.

(6) Financial Instruments

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.



A summary of obligations under these financial instruments at January
31, 1997 is as follows:

                     Futures                                             Net Unrealized
                   Contracts                                               Appreciation/
Portfolio        Expiration Date         Contracts          Position      (Depreciation)
----------        --------------       -------------       ----------   ----------------
Florida Insured        3/97       25 U.S. Treasury Bond      Short         $(8,744)
Hawaii                 3/97       13 U.S. Treasury Bond      Short          20,421
Kansas                 3/97        4 U.S. Treasury Bond      Short           5,789

At January 31, 1997, the Portfolios had sufficient cash and/or securities segregated to cover margin requirements on open futures contracts.




Independent Auditors' Report
To the Trustees and Investors of
Florida Insured Municipals Portfolio
Hawaii Municipals Portfolio
Kansas Municipals Portfolio:

We have audited the accompanying statements of assets and liabilities including the portfolio of investments of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio as of January 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1997 and 1996 and supplementary data for the years ended January 31, 1997 and 1996 and for the period from the start of business, March 2, 1994, to January 31, 1995. These financial statements and supplementary data are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. Our procedures included confirmation of securities owned at January 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio, and Kansas Municipals Portfolio at January 31, 1997 and the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                    DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 7, 1997



Investment Management

Funds

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President, Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspaper of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Portfolios

Officers

Thomas J. Fetter
President of the Florida Insured,
Hawaii and Kansas Municipals
Portfolios and Portfolio Manager
of Florida Insured Municipals Portfolio

James B. Hawkes
Vice President, Trustee

Robert B. MacIntosh
Vice President of Florida Insured,
Hawaii and Kansas Municipals Portfolio
and Portfolio Manager of Hawaii
Municipals Portfolio

Nicole Anderes
Vice President and Portfolio Manager
of Kansas Municipals Portfolio

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspaper of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Portfolio Investment Adviser
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Investors Services Group, Inc.
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

Eaton Vance Municipals Trust II
24 Federal Street
Boston, MA 02110                                      C-CSRC- 3/97